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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 7, 2001

                              Post Properties, Inc.
                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

                                     1-12080
                                     0-28226
                                     -------
                            (Commission File Number)

                                   58-1550675
                                   58-2053632
                                   ----------
                      (IRS Employer Identification Number)


            4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
            ---------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (404) 846-5000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On February 5, 2001, Post Properties, Inc. issued a press release announcing results for the fourth quarter of 2000. On February 6, 2001, Post hosted a conference call with financial analysts, investors and reporters during which it discussed its announced financial results and provided guidance regarding expected results for future periods. The call was broadcast live, and available for replay at www.postproperties.com under corporate information and financial/investor.

         The prospective financial information included in this Form 8-K has been prepared by, and is the responsibility of, Post's management. PricewaterhouseCoopers LLP has neither examined nor compiled the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP's report included in Post's Annual Report on Form 10-K relates to Post's historical financial information. It does not extend to the prospective financial information and should not be read to do so.

         In the February 5, 2001 press release, Post announced, among other things, the following:

         - For the fourth quarter, average economic occupancy at Post's 63 mature communities, containing 21,591 units, was 96.3%. For all of 2000, average economic occupancy at such communities was 96.8%. Post defines mature communities as those which were stabilized as of January 1, 1999.

         - Total revenue for Post's mature communities was up 5.2% during the fourth quarter of 2000 compared to the fourth quarter of 1999, while operating expenses were up 7.7%, resulting in a 4.1% increase in net operating income, or NOI, or $1.6 million. For all of 2000, revenue, expenses and NOI at Post's mature communities were up 4.7%, 3.5% and 5.3%, respectively, over 1999 levels. The increase in operating expenses in the fourth quarter was due primarily to higher personnel, tax, and insurance expenses.

         - Post has 28 communities and two phases of existing communities containing 9,951 units that were stabilized after January 1, 1999, or are currently in lease-up and are therefore not included in the reported results of Post's mature communities. These communities contributed $19.1 million of NOI during the fourth quarter of 2000, an increase of $7.7 million compared to the same period of 1999. For all of 2000, these communities contributed $62.4 million of NOI, up from $35.9 million in 1999.

         - On December 19, 2000, Post fixed the interest rate on its $104 million notes with the Federal National Mortgage Association. The fixed rate, inclusive of credit enhancement and other fees, is 6.975% effective January 2001 through July 2009. On December 20, 2000, Post Apartment Homes, L.P., the operating subsidiary of Post, closed the sale of $185 million of 7.7% senior unsecured 10-year notes. On January 12, 2001, Post also closed a new $320 million three-year revolving line of credit and a $185 million 364-day line of credit.

         - During the fourth quarter of 2000, Post repurchased 772,500 shares of its common stock at an average price of $35.15 per share, totaling $27.2 million.

         - In January 2001, Post changed and restructured its executive team, including the addition of David P. Stockert as president and chief operating officer.

         Certain financial information included as part of the February 5, 2001 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Except for the effect of minority interest in Post Apartment Homes, the financial information included in Exhibit 99.1 with respect to Post is the same for Post Apartment Homes.

         On the February 6, 2001 conference call, Post revised its estimates for funds from operations, or FFO, for 2001 and provided guidance for the first quarter of 2001 as follows:

         - Post projected FFO in the range of $3.77 to $3.85 per share for fiscal 2001, a decrease from the $3.82 to $4.00 per share prior guidance.

         - Post projected FFO in the range of $0.89 to $0.91 per share for the first quarter of 2001.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as a measure of Post's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of Post's needs or ability to service indebtedness or make distributions.

         Post also issued a press release on February 8, 2001 announcing quarterly dividends on its common stock of $0.78 per share for the first quarter of 2001, raising Post's annual dividend rate to $3.12 from $3.04.

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                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements made in this report, including in the exhibits to this report, and other written or oral statements made by or on behalf of us, may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Examples of such statements in this report include projections of funds from operations for future periods, descriptions of our plans with respect to the development of new apartment communities, our plans to enter new markets, our financing plans and our expectations relating to our continuing growth. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

         The following are some of the factors that could cause our actual results to differ materially from the expected results described in our forward-looking statements:

         - conditions affecting the acquisition, development and ownership of residential real estate, including local zoning and land use issues, environmental regulations, the Americans with Disabilities Act, the Fair Housing Amendments Act of 1988 and general conditions in the multi-family residential real estate market.

         - adverse or unanticipated weather conditions, which may affect our overall level of development.

         - our ability to obtain financing for the development of additional apartment communities.

         - the impact of competition, including competition for tenants and locations and in other important aspects of our business. Our primary competitors include other regional or national apartment communities. The multifamily apartment community business is highly competitive.

         - general economic conditions which affected consumer confidence and purchases of new homes, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates, and other factors.

         - our ability to continue to qualify as a real estate investment trust under the Internal Revenue Code.

         - changes in laws and regulations, including changes in accounting standards, tax statutes or regulations, and environmental and land use regulations, and uncertainties of litigation.

         Additional information concerning the risks and uncertainties listed above and other factors that you may wish to consider with respect to any investment in our securities is contained in the filings by Post and Post Apartment Homes with the SEC.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

              EXHIBIT NO.     DESCRIPTION
              -----------     --------------------------------------------------
                 12.1         Computation of Ratio of Earnings to Fixed Charges
                 99.1         Supplemental Information

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: March 7, 2001.


                                  POST PROPERTIES, INC.



                                  By:  /s/ R. Gregory Fox
                                      -----------------------------------------
                                      R. Gregory Fox
                                      Executive Vice President and Chief
                                      Financial Officer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: March 7, 2001.

                                            POST APARTMENT HOMES, L.P.

                                            By: POST GP HOLDINGS, INC.,
                                            as General Partner



                                            By:  /s/ R. Gregory Fox
                                                --------------------------------
                                                R. Gregory Fox
                                                Executive Vice President and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit Number and Description
12.1  Computation of Ratio of Earnings to Fixed Charges
99.1  Supplemental Information


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